UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Regal Total Return Fund

(Class A Shares: RTRTX)

ANNUAL REPORT

MARCH 31, 2018

Regal Total Return Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	3
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Regal Total Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.regaltrx.com

The previous 12-months have been strong for the financial markets, albeit the last 2 months have woken investors to the fact that the markets can decline as well as appreciate. Against this backdrop, the Regal Total Return Fund provided participation in the rally, although it did lag our broader benchmark, the Morningstar Moderate Target Risk Index. This is to be expected given our focus on risk mitigation and volatility reduction. It remains to be seen if the fund can shine in this new higher volatility regime.

Within our equity allocation, our overweight to the Consumer Discretionary Sector, as well as stock selection in this sector was a contributor to portfolio performance. Negative attribution was seen from our stock selection in the Energy Sector. Lastly, our 15%-20% cash position that we held most the year was a drag on performance given the strong run the market experienced. This cash position was a result of what we believe to be stretched valuations and our inability to find enough attractive opportunities in which to place our capital.

Within our fixed income allocation our overweight to High-Yield and Emerging Markets were positive contributors. On the negative front, our underweight to Treasuries proved to be a detractor from the portfolio, as this area of the market outperformed the broader fixed income indices.

Finally, on the Commodity front, results were largely mixed. Our exposure to the Euro and Oil Markets were strong contributors for the balance of the year, while our Gold exposure underperformed. We have minimized our exposure to the Oil and Gold markets, but we continue to overweight the Euro as well as the Yen within our currency exposure.

Sometimes our discipline and focus on downside mitigation flies in the face of a surging market. We are comfortable underperforming in those times to position the portfolio with an attempt to combat volatility. We aim to provide a steady ride through the storm of the financial markets and this means avoiding some of the more exciting opportunities so that we can hopefully also avoid some of the more calamitous ones.

The views in this letter were as of March 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risks:

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investment involves risk, including potential loss of principal.

The value of the portfolio can go down as well as up and you may not get back the amount originally invested. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of any issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the portfolio may generate less income. In a rising interest-rate environment, bond prices may fall. Investments in foreign markets involve risks such as currency rate fluctuations, potential differences in accounting and taxation policies, as well as potential political, economic, and market risks. These risks are heightened for investments in emerging markets which are also subject to greater illiquidity and volatility than developed foreign markets.

Regal Total Return Fund

FUND PERFORMANCE at March 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Morningstar Moderate Target Risk Index. Results include the reinvestment of all dividends and capital gains.

The Morningstar Moderate Target Risk Index is designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of March 31, 2018	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	6.58%	3.81%	05/27/14
After deducting maximum sales charge
Class A¹	0.43%	2.22%	05/27/14
Morningstar Moderate Target Risk Index	9.05%	5.39%	05/27/14

¹	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 66REGAL (73425).

Gross and net expense ratios for the Class A shares were 2.47% and 1.64%, respectively, which were the amounts stated in the current prospectus dated August 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of the Class A shares of the Fund. This agreement is effective until July 31, 2018, and it may be terminated before that date by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Regal Total Return Fund

FUND PERFORMANCE at March 31, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Regal Total Return Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2018

Number of Shares		Value

	Common Stocks – 73.2%
	Communications – 7.4%
318	Alphabet, Inc. - Class C*	$328,109
1,445	Baidu, Inc. - ADR*	322,510
8,082	China Telecom Corp. Ltd. - ADR	359,487
13,052	Criteo S.A. - ADR*	337,264
6,544	Ctrip.com International Ltd. - ADR*	305,081
22,604	KT Corp. - ADR*	309,675
2,867	Walt Disney Co.	287,962
3,507	WPP PLC - ADR	278,982
		2,529,070
	Consumer Discretionary – 11.7%
5,833	Adient PLC	348,580
1,748	Alibaba Group Holding Ltd. - ADR*	320,828
28,018	Bed Bath & Beyond, Inc.	588,098
6,147	Carnival Corp.	403,120
20,133	Fiat Chrysler Automobiles N.V.	413,129
11,136	Mattel, Inc.	146,439
2,632	McDonald's Corp.	411,592
1,065	MercadoLibre, Inc.	379,555
5,521	NIKE, Inc. - Class B	366,815
1,421	O'Reilly Automotive, Inc.*	351,527
5,311	Starbucks Corp.	307,454
		4,037,137
	Consumer Staples – 10.6%
46,588	AMBEV SA - ADR	338,695
1,765	Bunge Ltd.	130,504
5,467	Colgate-Palmolive Co.	391,874
4,247	CVS Health Corp.	264,206
2,177	Diageo PLC - ADR	294,809
2,768	JM Smucker Co.	343,260
2,671	PepsiCo, Inc.	291,540
4,204	Procter & Gamble Co.	333,293
4,282	Sanderson Farms, Inc.	509,644
6,757	Target Corp.	469,138
5,169	Unilever PLC - ADR	287,190
		3,654,153
	Energy – 2.5%
4,547	Andeavor	457,246
1,138	Core Laboratories N.V.	123,155
8,453	Enbridge, Inc.	266,016
		846,417
	Financials – 9.3%
3,444	American Express Co.	321,256

Regal Total Return Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	COMMON STOCKS (Continued)
	Financials (Continued)
5,927	Bank of New York Mellon Corp.	$305,418
1,586	Berkshire Hathaway, Inc. - Class B*	316,375
647	BlackRock, Inc.	350,493
14,895	Cardtronics PLC - Class A*	332,308
9,637	Cohen & Steers, Inc.	391,841
3,140	Lazard Ltd. - Class A	165,038
2,041	Mastercard, Inc. - Class A	357,502
5,374	Toronto-Dominion Bank	305,512
6,364	Wells Fargo & Co.	333,537
		3,179,280
	Health Care – 13.4%
1,514	Allergan PLC	254,791
4,583	Express Scripts Holding Co.*	316,594
1,944	Humana, Inc.	522,606
813	IDEXX Laboratories, Inc.*	155,600
5,058	Intercept Pharmaceuticals, Inc.*	311,168
1,751	McKesson Corp.	246,663
4,715	Medtronic PLC	378,237
3,486	Novartis AG - ADR	281,843
11,779	Pfizer, Inc.	418,037
3,152	Quest Diagnostics, Inc.	316,146
6,542	Sanofi - ADR	262,203
2,190	Shire PLC - ADR	327,164
5,668	United Therapeutics Corp.*	636,857
2,314	Zoetis, Inc.	193,242
		4,621,151
	Industrials – 6.5%
1,261	Deere & Co.	195,858
3,784	Eaton Corp. PLC	302,379
4,730	General Electric Co.	63,760
8,253	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR	325,251
4,890	Siemens A.G. - ADR	312,569
5,207	Stericycle, Inc.*	304,766
2,509	Union Pacific Corp.	337,285
3,045	United Technologies Corp.	383,122
		2,224,990
	Materials – 2.7%
3,586	Albemarle Corp.	332,566
34,355	Cameco Corp.	312,287
4,730	Compass Minerals International, Inc.	285,219
		930,072

Regal Total Return Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	COMMON STOCKS (Continued)
	Technology – 8.3%
3,585	Analog Devices, Inc.	$326,701
5,090	Cerner Corp.*	295,220
3,305	IHS Markit Ltd.*	159,433
8,373	InterDigital, Inc.	616,253
11,385	Micron Technology, Inc.*	593,614
2,964	Oracle Corp.	135,603
6,442	QUALCOMM, Inc.	356,951
6,818	Tencent Holdings Ltd. - ADR	363,331
		2,847,106
	Utilities – 0.8%
4,173	Dominion Energy, Inc.	281,385

	Total Common Stocks (Cost $24,054,566)	25,150,761

	Exchange-Traded Funds – 21.7%
12,288	CurrencyShares Euro Trust*	1,454,039
8,558	CurrencyShares Japanese Yen Trust*	771,161
2,462	iShares 1-3 Year Credit Bond ETF	255,556
4,460	iShares 3-7 Year Treasury Bond ETF	537,965
4,870	iShares 7-10 Year Treasury Bond ETF	502,535
15,916	iShares Floating Rate Bond ETF	810,602
15,448	iShares iBoxx $High Yield Corporate Bond ETF	1,322,967
2,349	iShares Intermediate Credit Bond ETF	251,907
1,772	iShares JP Morgan USD Emerging Markets Bond ETF	199,917
12,635	iShares MBS ETF	1,322,126

	Total Exchange-Traded Funds (Cost $7,416,434)	7,428,775

	Short-Term Investments – 16.9%
5,809,075	Fidelity Institutional Government Portfolio Fund, 1.47%[1]	5,809,075

	Total Short-Term Investments (Cost $5,809,075)	5,809,075

	Total Investments – 111.8% (Cost $37,280,075)	38,388,611
	Liabilities in Excess of other assets – (11.8)%	(4,039,360)

	Total Net Assets –100.0%	$34,349,251

Regal Total Return Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Regal Total Return Fund

SUMMARY OF INVESTMENTS

As of March 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	13.4%
Consumer Discretionary	11.7%
Consumer Staples	10.6%
Financials	9.3%
Technology	8.3%
Communications	7.4%
Industrials	6.5%
Materials	2.7%
Energy	2.5%
Utilities	0.8%
Total Common Stocks	73.2%
Exchange-Traded Funds	21.7%
Short-Term Investments	16.9%
Total Investments	111.8%
Liabilities in Excess of other assets	(11.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Regal Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2018

Assets:
Investments, at value (cost $37,280,075)	$38,388,611
Cash	1,819
Receivables:
Investment securities sold	2,937,097
Fund shares sold	207,535
Dividends and interest	26,874
Prepaid expenses	18,946
Total assets	41,580,882

Liabilities:
Payables:
Investment securities purchased	7,126,255
Fund shares redeemed	27,139
Advisory fees	12,229
Distribution fees (Note 8)	7,252
Shareholder servicing fees (Note 7)	5,165
Auditing fees	15,094
Fund accounting fees	7,833
Transfer agent fees and expenses	6,516
Fund administration fees	5,847
Legal fees	3,322
Trustees' fees and expenses	2,945
Trustees' deferred compensation (Note 3)	2,381
Custody fees	2,062
Chief Compliance Officer fees	954
Accrued other expenses	6,637
Total liabilities	7,231,631

Net Assets	$34,349,251

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with unlimited number of shares authorized)	$32,180,866
Accumulated net investment income	22,639
Accumulated net realized gain on investments and written options contracts	1,037,210
Net unrealized appreciation on Investments	1,108,536
Net Assets	$34,349,251

Maximum Offering Price per Share
Shares of beneficial interest issued and outstanding	3,089,330
Net asset value per share	$11.12
Maximum sales charge (5.75% of offering price)[1]	0.68
Maximum public offering price to public	$11.80

[1]	On sales of $100,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Regal Total Return Fund

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $6,080)	$570,079
Interest	36,285
Total investment income	606,364

Expenses:
Advisory fees	264,411
Distribution fees (Note 8)	73,445
Fund administration fees	46,829
Fund accounting fees	44,586
Shareholder servicing fees (Note 7)	44,281
Transfer agent fees and expenses	33,597
Registration fees	32,266
Legal fees	17,502
Auditing fees	15,002
Trustees' fees and expenses	14,033
Chief Compliance Officer fees	14,001
Shareholder reporting fees	12,633
Custody fees	11,856
Miscellaneous	6,001
Insurance fees	2,530

Total expenses	632,973
Advisory fees waived	(171,769)
Fees paid indirectly (Note 3)	(5,832)
Net expenses	455,372
Net investment income	150,992

Realized and Unrealized Gain:
Net realized gain on investments	1,297,655
Net change in unrealized appreciation/depreciation on investments	315,206
Net realized and unrealized gain	1,612,861

Net Increase in Net Assets from Operations	$1,763,853

See accompanying Notes to Financial Statements.

Regal Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Increase in Net Assets from:
Operations:
Net investment income	$150,992	$106,226
Net realized gain on investments	1,297,655	1,239,157
Net change in unrealized appreciation/depreciation on investments	315,206	379,365
Net increase in net assets resulting from operations	1,763,853	1,724,748

Distributions to Shareholders:
From net investment income	(130,991)	(78,341)
From net realized gain	(379,850)	-
Total distributions to shareholders	(510,841)	(78,341)

Capital Transactions:
Net proceeds from shares sold	13,690,066	10,240,044
Reinvestment of distributions	504,113	76,670
Cost of shares redeemed[1]	(6,990,046)	(8,032,813)
Net increase in net assets from capital transactions	7,204,133	2,283,901

Total increase in net assets	8,457,145	3,930,308

Net Assets:
Beginning of period	25,892,106	21,961,798
End of period	$34,349,251	$25,892,106

Accumulated net investment income	$22,639	$41,564

Capital Share Transactions:
Shares sold	1,241,956	990,064
Shares reinvested	45,010	7,351
Shares redeemed	(638,241)	(783,853)
Net increase in capital share transactions	648,725	213,562

[1]	Net of redemption fee proceeds of $2,440 and $1,556, respectively.

See accompanying Notes to Financial Statements.

Regal Total Return Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,			For the Period
	2018	2017	2016	May 27, 2014* through March 31, 2015
Net asset value, beginning of period	$10.61	$9.86	$10.32	$10.00
Income from Investment Operations:
Net investment income[1]	0.06	0.05	0.03	0.03
Net realized and unrealized gain (loss)	0.64	0.74	(0.34)	0.31
Total from investment operations	0.70	0.79	(0.31)	0.34

Less Distributions:
From net investment income	(0.05)	(0.04)	(0.02)	(0.02)
From net realized gain	(0.14)	-	(0.13)	-
Total distributions	(0.19)	(0.04)	(0.15)	(0.02)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$11.12	$10.61	$9.86	$10.32

Total return[3]	6.58%	7.97%	(2.96)%	3.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,349	$25,892	$21,962	$22,448

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.15%	2.38%	2.26%	3.11%[5]
After fees waived and expenses absorbed	1.55%	1.55%	1.55%	1.55%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.09)%	(0.35)%	(0.39)%	(1.24)%[5]
After fees waived and expenses absorbed	0.51%	0.48%	0.32%	0.32%[5]

Portfolio turnover rate	81%	104%	164%	158%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $100,000 or more. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

Note 1 – Organization

Regal Total Return Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek positive total return. The Fund commenced investment operations on May 27, 2014.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Regal Investment Advisors, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of the Class A shares of the Fund. This agreement is in effect until July 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended March 31, 2018, the Advisor waived a portion of its advisory fees totaling $171,769. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2018, the amount of these potentially recoverable expenses was $521,942. The Advisor may recapture all or a portion of this amount no later than March 31 of the years stated below:

2019	$166,110
2020	184,063
2021	171,769
Total	$521,942

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2018, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$37,265,158

Gross unrealized appreciation	$1,854,896
Gross unrealized depreciation	(731,443)

Net unrealized appreciation on investments	$1,123,453

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$38,234	$(38,926)	$692

As of March 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$104,488
Undistributed long-term capital gains	940,444
Tax accumulated earnings	1,044,932

Accumulated capital and other losses	-
Net unrealized appreciation on investments	1,123,453
Total accumulated earnings	$2,168,385

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

The tax character of the distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 was as follows:

Distribution paid from:	2018	2017
Ordinary income	$184,913	$78,341
Net long term capital gains	325,928	-
Total distributions paid	$510,841	$78,341

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended March 31, 2018 and the year ended March 31, 2017, the Fund received $2,440 and $1,556 respectively, in redemption fees.

Note 6- Investment Transactions

For the year ended March 31, 2018, purchases and sales of investments, excluding short-term investments, were $31,293,652 and $20,995,785, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 - Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the Fund’s shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of its average daily net assets, payable to the Distributor.

For the year ended March 31, 2018, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$25,150,761	$-	$-	$25,150,761
Exchange-Traded Funds	7,428,775	-	-	7,428,775
Short-Term Investments	5,809,075	-	-	5,809,075
Total Assets	$38,388,611	$-	$-	$38,388,611

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Regal Total Return Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II
and Shareholders of the Regal Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Regal Total Return Fund (the “Fund”), a series of Investment Mangers Series Trust II, including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and the period May 27, 2014 (commencement of operations) to March 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 27, 2014 (commencement of operations) to March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2018

Regal Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended March 31, 2018, 100% of dividends to be paid from net investment income, including short-term capital gains (if any), from the Fund, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended March 31, 2018, 76.66% of dividends to be paid from net investment income, including short-term capital gains (if any), from the Fund, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Distribution

For Federal Income Tax purposes, the Fund designates $325,928 as a 20% rate gain distribution for purposes of the dividends paid deduction for the year ended March 31, 2018.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 66REGAL (73425). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).

Regal Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Regal Total Return Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Regal Total Return Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/17	3/31/18	10/1/17 – 3/31/18
Actual Performance	$ 1,000.00	$ 1,025.20	$ 7.83
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,017.20	$ 7.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Regal Total Return Fund

A series of Investment Managers Series Trust II

Investment Advisor

Regal Investment Advisors, LLC

2687 44th St SE

Kentwood, Michigan 49512

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Regal Total Return Fund – Class A	RTRTX	46141T 307

Privacy Principles of the Regal Total Return Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Regal Total Return Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 66REGAL (73425) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 66REGAL (73425) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 66REGAL (73425). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 66REGAL (73425).

Regal Total Return Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 66REGAL (73425)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (844) 66REGAL (73425).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2018	FYE 03/31/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2018	FYE 03/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 03/31/2018	FYE 03/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	6/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	6/8/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/8/2018